This filing is made under Registration Statement No. 333-85443-05 pursuant to rule 424(b)(5) and is a supplement to the prospectus supplement dated November 22, 2000 to the
                    prospectus dated October 12, 1999.


             Prospectus supplement no. 2 dated December 6, 2000
            (to prospectus supplement dated November 22, 2000 to
                    prospectus dated October 12, 1999)


                                $426,923,687


                       ABN AMRO Mortgage Corporation
                                 Depositor


                       ABN AMRO Mortgage Group, Inc.
                                  Servicer


       Multi-Class Mortgage Pass-Through Certificates, Series 2000-3

                        ---------------------------

The prospectus supplement dated November 22, 2000 to the prospectus dated October 12, 1999 is hereby modified in the following respects:

        o by amending and restating Appendix A in its entirety with Appendix A attached hereto; and

        o by amending and restating Appendix B in its entirety with Appendix B attached hereto.


                               ---------------

     LEHMAN BROTHERS                                 ABN AMRO Incorporated

                               ---------------


      The date of this prospectus supplement no. 2 is December 6, 2000

                                                                    Appendix A

                     Planned Principal Balance Table */


                                                              Aggregate
                                                      Class IIA-1, Class IIA-2,
                                                            Class IIA-3 and
Distribution                                              Component IIA-8-1
------------                                          -------------------------

Initial Balance...................................           86,519,000.00
December 25, 2000.................................           86,519,000.00
January 25, 2001 .................................           86,519,000.00
February 25, 2001.................................           86,519,000.00
March 25, 2001....................................           86,519,000.00
April 25, 2001....................................           86,519,000.00
May 25, 2001......................................           86,519,000.00
June 25, 2001.....................................           86,519,000.00
July 25, 2001.....................................           86,519,000.00
August 25, 2001...................................           86,519,000.00
September 25, 2001................................           86,519,000.00
October 25, 2001..................................           86,519,000.00
November 25, 2001.................................           85,882,050.53
December 25, 2001.................................           85,211,277.89
January 25, 2002 .................................           84,506,953.22
February 25, 2002.................................           83,769,365.06
March 25, 2002....................................           82,998,819.12
April 25, 2002....................................           82,195,638.13
May 25, 2002......................................           81,360,161.58
June 25, 2002.....................................           80,492,745.53
July 25, 2002.....................................           79,593,762.34
August 25, 2002...................................           78,663,600.45
September 25, 2002................................           77,702,664.05
October 25, 2002..................................           76,711,372.86
November 25, 2002.................................           75,690,494.42
December 25, 2002.................................           74,640,713.62
January 25, 2003 .................................           73,562,772.41
February 25, 2003.................................           72,460,442.70
March 25, 2003....................................           71,345,972.44
April 25, 2003....................................           70,235,584.07
May 25, 2003......................................           69,130,706.28
June 25, 2003.....................................           68,031,310.72
July 25, 2003.....................................           66,937,369.17
August 25, 2003...................................           65,848,853.55
September 25, 2003................................           64,765,735.94
October 25, 2003..................................           63,687,988.56
November 25, 2003.................................           62,615,583.78


----------------
*/ The aggregate principal balances for the PAC certificates on each distribution date were calculated assuming that (i) the Loans have the characteristics set forth in the Modeling Assumptions described under the heading "Prepayment and Yield Considerations--Prepayment Speed Assumption and Modeling Assumptions," and (ii) the Loans are prepaid at a constant rate within the range of 100% to 500% PSA.

                                                              Aggregate
                                                      Class IIA-1, Class IIA-2,
                                                            Class IIA-3 and
Distribution                                              Component IIA-8-1
------------                                          -------------------------

December 25, 2003.................................          61,548,494.11
January 25, 2004 .................................          60,486,692.20
February 25, 2004.................................          59,430,150.85
March 25, 2004....................................          58,378,843.01
April 25, 2004....................................          57,332,741.75
May 25, 2004......................................          56,291,820.30
June 25, 2004.....................................          55,256,052.03
July 25, 2004.....................................          54,225,410.43
August 25, 2004...................................          53,199,869.16
September 25, 2004................................          52,179,401.98
October 25, 2004..................................          51,163,982.83
November 25, 2004.................................          50,153,585.75
December 25, 2004.................................          49,148,184.94
January 25, 2005 .................................          48,147,754.72
February 25, 2005.................................          47,152,269.56
March 25, 2005....................................          46,161,704.05
April 25, 2005....................................          45,176,032.92
May 25, 2005......................................          44,195,231.04
June 25, 2005.....................................          43,219,273.40
July 25, 2005.....................................          42,248,135.12
August 25, 2005...................................          41,281,791.47
September 25, 2005................................          40,320,217.83
October 25, 2005..................................          39,363,389.73
November 25, 2005.................................          38,411,282.79
December 25, 2005.................................          37,474,682.43
January 25, 2006 .................................          36,542,716.48
February 25, 2006.................................          35,615,360.80
March 25, 2006....................................          34,692,591.41
April 25, 2006....................................          33,774,384.42
May 25, 2006......................................          32,860,716.09
June 25, 2006.....................................          31,951,562.79
July 25, 2006.....................................          31,046,901.01
August 25, 2006...................................          30,146,707.37
September 25, 2006................................          29,250,958.61
October 25, 2006..................................          28,359,631.58
November 25, 2006.................................          27,472,703.27
December 25, 2006.................................          26,593,643.35
January 25, 2007 .................................          25,718,916.15
February 25, 2007.................................          24,848,498.99
March 25, 2007....................................          23,985,105.52
April 25, 2007....................................          23,149,077.85
May 25, 2007......................................          22,339,581.20
June 25, 2007.....................................          21,555,805.83
July 25, 2007.....................................          20,796,966.27
August 25, 2007...................................          20,062,300.61
September 25, 2007................................          19,351,069.81
October 25, 2007..................................          18,662,556.98

                                                              Aggregate
                                                      Class IIA-1, Class IIA-2,
                                                            Class IIA-3 and
Distribution                                              Component IIA-8-1
------------                                          -------------------------

November 25, 2007.................................          17,996,066.80
December 25, 2007.................................          17,382,128.11
January 25, 2008 .................................          16,787,894.27
February 25, 2008.................................          16,212,753.61
March 25, 2008....................................          15,656,113.02
April 25, 2008....................................          15,117,397.48
May 25, 2008......................................          14,596,049.44
June 25, 2008.....................................          14,091,528.35
July 25, 2008.....................................          13,603,310.10
August 25, 2008...................................          13,130,886.59
September 25, 2008................................          12,673,765.18
October 25, 2008..................................          12,231,468.27
November 25, 2008.................................          11,803,532.83
December 25, 2008.................................          11,414,348.67
January 25, 2009 .................................          11,037,557.72
February 25, 2009.................................          10,672,772.99
March 25, 2009....................................          10,319,619.41
April 25, 2009....................................           9,977,733.42
May 25, 2009......................................           9,646,762.69
June 25, 2009.....................................           9,326,365.71
July 25, 2009.....................................           9,016,211.52
August 25, 2009...................................           8,715,979.33
September 25, 2009................................           8,425,358.27
October 25, 2009..................................           8,144,047.04
November 25, 2009.................................           7,871,753.64
December 25, 2009.................................           7,626,568.46
January 25, 2010 .................................           7,388,821.82
February 25, 2010.................................           7,158,290.08
March 25, 2010....................................           6,934,756.28
April 25, 2010....................................           6,718,009.94
May 25, 2010......................................           6,507,846.86
June 25, 2010.....................................           6,304,068.94
July 25, 2010.....................................           6,106,484.03
August 25, 2010...................................           5,914,905.69
September 25, 2010................................           5,729,153.07
October 25, 2010..................................           5,549,050.73
November 25, 2010.................................           5,374,428.46
December 25, 2010.................................           5,205,121.15
January 25, 2011 .................................           5,040,968.64
February 25, 2011.................................           4,881,815.55
March 25, 2011....................................           4,727,511.15
April 25, 2011....................................           4,577,909.23
May 25, 2011......................................           4,432,867.94
June 25, 2011.....................................           4,292,249.70
July 25, 2011.....................................           4,155,921.02
August 25, 2011...................................           4,023,752.44
September 25, 2011................................           3,895,618.35

                                                              Aggregate
                                                      Class IIA-1, Class IIA-2,
                                                            Class IIA-3 and
Distribution                                              Component IIA-8-1
------------                                          -------------------------

October 25, 2011..................................          3,771,396.93
November 25, 2011.................................          3,650,969.99
December 25, 2011.................................          3,534,222.88
January 25, 2012 .................................          3,421,044.40
February 25, 2012.................................          3,311,326.68
March 25, 2012....................................          3,204,965.09
April 25, 2012....................................          3,101,858.12
May 25, 2012......................................          3,001,907.33
June 25, 2012.....................................          2,905,017.20
July 25, 2012.....................................          2,811,095.11
August 25, 2012...................................          2,720,051.21
September 25, 2012................................          2,631,798.33
October 25, 2012..................................          2,546,251.94
November 25, 2012.................................          2,463,330.03
December 25, 2012.................................          2,382,953.07
January 25, 2013 .................................          2,305,043.91
February 25, 2013.................................          2,229,527.72
March 25, 2013....................................          2,156,331.91
April 25, 2013....................................          2,085,386.10
May 25, 2013......................................          2,016,621.99
June 25, 2013.....................................          1,949,973.35
July 25, 2013.....................................          1,885,375.95
August 25, 2013...................................          1,822,767.49
September 25, 2013................................          1,762,087.53
October 25, 2013..................................          1,703,277.46
November 25, 2013.................................          1,646,280.44
December 25, 2013.................................          1,591,041.33
January 25, 2014 .................................          1,537,506.65
February 25, 2014.................................          1,485,624.55
March 25, 2014....................................          1,435,344.71
April 25, 2014....................................          1,386,618.36
May 25, 2014......................................          1,339,398.18
June 25, 2014.....................................          1,293,638.29
July 25, 2014.....................................          1,249,294.17
August 25, 2014...................................          1,206,322.67
September 25, 2014................................          1,164,681.92
October 25, 2014..................................          1,124,331.33
November 25, 2014.................................          1,085,231.54
December 25, 2014.................................          1,047,344.34
January 25, 2015 .................................          1,010,632.73
February 25, 2015.................................            975,060.78
March 25, 2015....................................            940,593.67
April 25, 2015....................................            907,197.63
May 25, 2015......................................            874,839.90
June 25, 2015.....................................            843,488.72
July 25, 2015.....................................            813,113.30
August 25, 2015...................................            783,683.75

                                                              Aggregate
                                                      Class IIA-1, Class IIA-2,
                                                            Class IIA-3 and
Distribution                                              Component IIA-8-1
------------                                          -------------------------

September 25, 2015................................            755,171.12
October 25, 2015..................................            727,547.32
November 25, 2015.................................            700,785.10
December 25, 2015.................................            674,858.06
January 25, 2016 .................................            649,740.58
February 25, 2016.................................            625,407.81
March 25, 2016....................................            601,835.69
April 25, 2016....................................            579,000.84
May 25, 2016......................................            556,880.63
June 25, 2016.....................................            535,453.10
July 25, 2016.....................................            514,696.95
August 25, 2016...................................            494,591.53
September 25, 2016................................            475,116.83
October 25, 2016..................................            456,253.43
November 25, 2016.................................            437,982.51
December 25, 2016.................................            420,285.81
January 25, 2017 .................................            403,145.65
February 25, 2017.................................            386,544.87
March 25, 2017....................................            370,466.82
April 25, 2017....................................            354,895.38
May 25, 2017......................................            339,814.90
June 25, 2017.....................................            325,210.23
July 25, 2017.....................................            311,066.67
August 25, 2017...................................            297,369.95
September 25, 2017................................            284,106.26
October 25, 2017..................................            271,262.20
November 25, 2017.................................            258,824.79
December 25, 2017.................................            246,781.42
January 25, 2018 .................................            235,119.89
February 25, 2018.................................            223,828.36
March 25, 2018....................................            212,895.35
April 25, 2018....................................            202,309.75
May 25, 2018......................................            192,060.76
June 25, 2018.....................................            182,137.93
July 25, 2018.....................................            172,531.12
August 25, 2018...................................            163,230.51
September 25, 2018................................            154,226.57
October 25, 2018..................................            145,510.07
November 25, 2018.................................            137,072.06
December 25, 2018.................................            128,903.85
January 25, 2019 .................................            120,997.04
February 25, 2019.................................            113,343.48
March 25, 2019....................................            105,935.26
April 25, 2019....................................             98,764.72
May 25, 2019......................................             91,824.43
June 25, 2019.....................................             85,107.19
July 25, 2019.....................................             78,606.03

                                                              Aggregate
                                                      Class IIA-1, Class IIA-2,
                                                            Class IIA-3 and
Distribution                                              Component IIA-8-1
------------                                          -------------------------



August 25, 2019...................................             72,314.19
September 25, 2019................................             66,225.11
October 25, 2019..................................             60,332.44
November 25, 2019.................................             54,630.01
December 25, 2019.................................             49,111.86
January 25, 2020 .................................             43,772.21
February 25, 2020.................................             38,605.45
March 25, 2020....................................             33,606.14
April 25, 2020....................................             28,769.02
May 25, 2020......................................             24,088.98
June 25, 2020.....................................             19,561.08
July 25, 2020.....................................             15,180.53
August 25, 2020...................................             10,942.66
September 25, 2020................................              6,843.00
October 25, 2020..................................              2,877.16
November 25, 2020 and thereafter..................                  0.00

                                                                    Appendix B

                    Targeted Principal Balances Table */

                           Aggregate                                  Aggregate
                       Class IIA-6, Class                         Class IIA-6, Class
                       IIA-7, Class IIA-11  Component IIA-8-4     IIA-7, Class IIA-11    Component IIA-8-4
Distribution Dates        Schedule #1          Schedule #1            Schedule #2           Schedule #2
------------------        -----------          -----------            -----------           -----------

Initial Balance......    76,200,000.00         33,187,000.00         76,200,000.00         33,187,000.00
December 25, 2000....    75,499,940.23         33,408,246.67         75,499,940.23         33,408,246.67
January 25, 2001 ....    74,709,819.23         33,630,968.31         74,709,819.23         33,630,968.31
February 25, 2001....    73,829,853.55         33,855,174.77         73,829,853.55         33,855,174.77
March 25, 2001.......    72,860,372.28         34,080,875.93         72,860,372.28         34,080,875.93
April 25, 2001.......    71,801,817.32         34,308,081.77         71,801,817.32         34,308,081.77
May 25, 2001.........    70,654,743.38         34,536,802.32         70,654,743.38         33,565,038.62
June 25, 2001........    69,419,817.72         34,767,047.67         69,419,817.72         32,123,350.71
July 25, 2001........    68,097,819.72         34,998,827.98         68,097,819.72         30,520,622.92
August 25, 2001......    66,689,640.13         35,232,153.50         66,689,640.13         28,763,254.77
September 25, 2001...    65,196,280.12         35,467,034.53         64,550,026.36         27,504,811.42
October 25, 2001.....    63,618,850.10         35,703,481.42         61,965,449.71         26,468,130.58
November 25, 2001....    62,595,517.73         35,941,504.63         59,871,125.93         25,365,218.28
December 25, 2001....    61,524,481.05         36,181,114.66         57,668,476.66         24,202,722.29
January 25, 2002 ....    60,406,897.41         36,422,322.09         55,362,142.05         22,987,803.37
February 25, 2002....    59,244,008.85         36,665,137.58         52,957,094.45         21,728,095.42
March 25, 2002.......    58,037,139.86         36,909,571.83         50,458,623.13         20,431,660.60
April 25, 2002.......    56,787,695.02         37,155,635.64         47,872,317.59         19,106,939.82
May 25, 2002.........    55,497,156.35         37,403,339.88         45,204,049.26         17,762,698.80
June 25, 2002........    54,167,080.50         37,652,695.47         42,459,951.90         16,407,970.11
July 25, 2002........    52,799,095.73         37,903,713.44         39,646,400.56         15,051,991.61
August 25, 2002......    51,394,898.71         38,156,404.87         36,769,989.39         13,704,141.72
September 25, 2002...    49,956,251.14         38,410,780.90         33,837,508.23         12,373,872.06
October 25, 2002.....    48,484,976.20         38,666,852.77         30,855,918.23         11,070,637.97
November 25, 2002....    46,983,433.87         38,924,631.79         27,833,486.43          9,804,627.55
December 25, 2002....    45,453,878.57         39,184,129.34         24,778,166.77          8,585,479.23
January 25, 2003 ....    43,898,661.46         39,445,356.87         21,698,086.59          7,422,603.74
February 25, 2003....    42,324,472.64         39,708,325.91         18,611,722.93          6,331,985.87
March 25, 2003.......    40,749,929.69         39,973,048.08         15,565,668.35          5,347,040.37
April 25, 2003.......    39,198,673.53         40,239,535.07         12,616,892.06          4,503,995.18
May 25, 2003.........    37,672,420.87         40,507,798.64          9,767,684.92          3,797,509.31
June 25, 2003........    36,170,743.41         40,777,850.63          7,015,075.26          3,218,712.22
July 25, 2003........    34,693,218.62         41,049,702.97          4,356,174.52          2,759,232.48

---------------
*/   The targeted principal balances for each class of TAC certificates on each distribution date were calculated assuming that (i) the Loans have the characteristics set forth in the Modeling Assumptions described under the heading "Prepayment and Yield
     Considerations--Prepayment Speed Assumption and Modeling Assumptions";
     and (ii) the Loans, in the case of the principal balance of the Class
     IIA-6, Class IIA-7 and Class IIA-11 certificates, are prepaid at a constant rate of (a) 250% PSA in the case of the first targeted principal balances; and (b) 475% PSA in the case of the second targeted principal balances; and (iii) the Loans, in the case of
     Component IIA-8-4 of the Class IIA-8 certificates, are prepaid at a constant rate of (a) 250% PSA in the case of the first targeted principal balances; and (b) 750% PSA in the case of the second targeted principal balances.






                             Aggregate                                  Aggregate
                         Class IIA-6, Class                         Class IIA-6, Class
                         IIA-7, Class IIA-11  Component IIA-8-4     IIA-7, Class IIA-11    Component IIA-8-4
Distribution Dates          Schedule #1          Schedule #1            Schedule #2           Schedule #2
------------------          -----------          -----------            -----------           -----------

August 25, 2003......      33,239,429.63         41,323,367.65         1,788,174.87          2,411,171.58
September 25, 2003...      31,808,965.20         41,598,856.77                 0.00          1,475,425.99
October 25, 2003.....      30,401,419.59         41,876,182.48                 0.00                  0.00
November 25, 2003....      29,016,392.51         42,155,357.03                 0.00                  0.00
December 25, 2003....      27,653,489.02         42,436,392.75                 0.00                  0.00
January 25, 2004 ....      26,312,319.49         42,719,302.03                 0.00                  0.00
February 25, 2004....      24,992,499.49         43,004,097.38                 0.00                  0.00
March 25, 2004.......      23,693,649.74         43,290,791.36                 0.00                  0.00
April 25, 2004.......      22,415,396.04         43,579,396.64                 0.00                  0.00
May 25, 2004.........      21,157,369.17         43,869,925.95                 0.00                  0.00
June 25, 2004........      19,919,204.84         44,162,392.12                 0.00                  0.00
July 25, 2004........      18,700,543.63         44,456,808.07                 0.00                  0.00
August 25, 2004......      17,501,030.90         44,753,186.79                 0.00                  0.00
September 25, 2004...      16,320,316.73         45,051,541.37                 0.00                  0.00
October 25, 2004.....      15,158,055.85         45,351,884.98                 0.00                  0.00
November 25, 2004....      14,013,907.61         45,654,230.88                 0.00                  0.00
December 25, 2004....      12,887,535.84         45,958,592.41                 0.00                  0.00
January 25, 2005 ....      11,778,608.85         46,264,983.03                 0.00                  0.00
February 25, 2005....      10,686,799.35         46,573,416.25                 0.00                  0.00
March 25, 2005.......       9,611,784.38         46,883,905.69                 0.00                  0.00
April 25, 2005.......       8,553,245.24         47,196,465.06                 0.00                  0.00
May 25, 2005.........       7,510,867.47         47,511,108.16                 0.00                  0.00
June 25, 2005........       6,484,340.72         47,827,848.89                 0.00                  0.00
July 25, 2005........       5,473,358.76         48,146,701.21                 0.00                  0.00
August 25, 2005......       4,477,619.38         48,467,679.22                 0.00                  0.00
September 25, 2005...       3,496,824.36         48,790,797.08                 0.00                  0.00
October 25, 2005.....       2,530,679.39         49,116,069.06                 0.00                  0.00
November 25, 2005....       1,578,894.01         49,443,509.52                 0.00                  0.00
December 25, 2005....         658,645.29         49,773,132.92                 0.00                  0.00
January 25, 2006 ....               0.00         49,857,007.90                 0.00                  0.00
February 25, 2006....               0.00         49,297,828.45                 0.00                  0.00
March 25, 2006.......               0.00         48,753,979.39                 0.00                  0.00
April 25, 2006.......               0.00         48,225,203.98                 0.00                  0.00
May 25, 2006.........               0.00         47,711,249.09                 0.00                  0.00
June 25, 2006........               0.00         47,211,865.20                 0.00                  0.00
July 25, 2006........               0.00         46,726,806.30                 0.00                  0.00
August 25, 2006......               0.00         46,255,829.89                 0.00                  0.00
September 25, 2006...               0.00         45,798,696.90                 0.00                  0.00
October 25, 2006.....               0.00         45,355,171.64                 0.00                  0.00
November 25, 2006....               0.00         44,925,021.78                 0.00                  0.00
December 25, 2006....               0.00         44,513,390.85                 0.00                  0.00
January 25, 2007 ....               0.00         44,114,597.75                 0.00                  0.00
February 25, 2007....               0.00         43,728,420.55                 0.00                  0.00
March 25, 2007.......               0.00         43,351,904.30                 0.00                  0.00
April 25, 2007.......               0.00         42,964,468.81                 0.00                  0.00
May 25, 2007.........               0.00         42,566,713.97                 0.00                  0.00
June 25, 2007........               0.00         42,159,217.77                 0.00                  0.00
July 25, 2007........               0.00         41,742,537.02                 0.00                  0.00







                           Aggregate                                  Aggregate
                       Class IIA-6, Class                         Class IIA-6, Class
                       IIA-7, Class IIA-11  Component IIA-8-4     IIA-7, Class IIA-11    Component IIA-8-4
Distribution Dates        Schedule #1          Schedule #1            Schedule #2           Schedule #2
------------------        -----------          -----------            -----------           -----------

August 25, 2007......              0.00         41,317,208.04                  0.00                0.00
September 25, 2007...              0.00         40,883,747.30                  0.00                0.00
October 25, 2007.....              0.00         40,442,652.07                  0.00                0.00
November 25, 2007....              0.00         39,994,401.02                  0.00                0.00
December 25, 2007....              0.00         39,524,640.16                  0.00                0.00
January 25, 2008 ....              0.00         39,049,356.24                  0.00                0.00
February 25, 2008....              0.00         38,568,955.48                  0.00                0.00
March 25, 2008.......              0.00         38,083,828.27                  0.00                0.00
April 25, 2008.......              0.00         37,594,349.64                  0.00                0.00
May 25, 2008.........              0.00         37,100,879.80                  0.00                0.00
June 25, 2008........              0.00         36,603,764.64                  0.00                0.00
July 25, 2008........              0.00         36,103,336.17                  0.00                0.00
August 25, 2008......              0.00         35,599,913.01                  0.00                0.00
September 25, 2008...              0.00         35,093,800.80                  0.00                0.00
October 25, 2008.....              0.00         34,585,292.69                  0.00                0.00
November 25, 2008....              0.00         34,074,669.67                  0.00                0.00
December 25, 2008....              0.00         33,552,005.21                  0.00                0.00
January 25, 2009 ....              0.00         33,028,522.36                  0.00                0.00
February 25, 2009....              0.00         32,504,437.90                  0.00                0.00
March 25, 2009.......              0.00         31,979,959.00                  0.00                0.00
April 25, 2009.......              0.00         31,455,283.52                  0.00                0.00
May 25, 2009.........              0.00         30,930,600.31                  0.00                0.00
June 25, 2009........              0.00         30,406,089.59                  0.00                0.00
July 25, 2009........              0.00         29,881,923.19                  0.00                0.00
August 25, 2009......              0.00         29,358,264.84                  0.00                0.00
September 25, 2009...              0.00         28,835,270.51                  0.00                0.00
October 25, 2009.....              0.00         28,313,088.60                  0.00                0.00
November 25, 2009....              0.00         27,791,860.28                  0.00                0.00
December 25, 2009....              0.00         27,265,989.28                  0.00                0.00
January 25, 2010 ....              0.00         26,742,011.97                  0.00                0.00
February 25, 2010....              0.00         26,220,013.62                  0.00                0.00
March 25, 2010.......              0.00         25,700,074.67                  0.00                0.00
April 25, 2010.......              0.00         25,182,270.82                  0.00                0.00
May 25, 2010.........              0.00         24,666,673.30                  0.00                0.00
June 25, 2010........              0.00         24,153,348.93                  0.00                0.00
July 25, 2010........              0.00         23,642,360.36                  0.00                0.00
August 25, 2010......              0.00         23,133,766.18                  0.00                0.00
September 25, 2010...              0.00         22,627,621.06                  0.00                0.00
October 25, 2010.....              0.00         22,123,975.92                  0.00                0.00
November 25, 2010....              0.00         21,622,878.07                  0.00                0.00
December 25, 2010....              0.00         21,124,371.30                  0.00                0.00
January 25, 2011 ....              0.00         20,628,496.08                  0.00                0.00
February 25, 2011....              0.00         20,135,289.61                  0.00                0.00
March 25, 2011.......              0.00         19,644,785.99                  0.00                0.00
April 25, 2011.......              0.00         19,157,016.32                  0.00                0.00
May 25, 2011.........              0.00         18,672,008.82                  0.00                0.00
June 25, 2011........              0.00         18,189,788.94                  0.00                0.00
July 25, 2011........              0.00         17,710,379.46                  0.00                0.00








                           Aggregate                                  Aggregate
                       Class IIA-6, Class                         Class IIA-6, Class
                       IIA-7, Class IIA-11  Component IIA-8-4     IIA-7, Class IIA-11    Component IIA-8-4
Distribution Dates        Schedule #1          Schedule #1            Schedule #2           Schedule #2
------------------        -----------          -----------            -----------           -----------

August 25, 2011......             0.00           17,233,800.57                0.00                 0.00
September 25, 2011...             0.00           16,760,070.04                0.00                 0.00
October 25, 2011.....             0.00           16,289,203.24                0.00                 0.00
November 25, 2011....             0.00           15,821,213.26                0.00                 0.00
December 25, 2011....             0.00           15,356,111.02                0.00                 0.00
January 25, 2012 ....             0.00           14,893,905.32                0.00                 0.00
February 25, 2012....             0.00           14,434,602.96                0.00                 0.00
March 25, 2012.......             0.00           13,978,208.80                0.00                 0.00
April 25, 2012.......             0.00           13,524,725.83                0.00                 0.00
May 25, 2012.........             0.00           13,074,155.27                0.00                 0.00
June 25, 2012........             0.00           12,626,496.63                0.00                 0.00
July 25, 2012........             0.00           12,181,747.77                0.00                 0.00
August 25, 2012......             0.00           11,739,905.01                0.00                 0.00
September 25, 2012...             0.00           11,300,963.13                0.00                 0.00
October 25, 2012.....             0.00           10,864,915.48                0.00                 0.00
November 25, 2012....             0.00           10,431,754.06                0.00                 0.00
December 25, 2012....             0.00           10,001,469.51                0.00                 0.00
January 25, 2013 ....             0.00            9,574,051.23                0.00                 0.00
February 25, 2013....             0.00            9,149,487.42                0.00                 0.00
March 25, 2013.......             0.00            8,727,765.11                0.00                 0.00
April 25, 2013.......             0.00            8,308,870.25                0.00                 0.00
May 25, 2013.........             0.00            7,892,787.71                0.00                 0.00
June 25, 2013........             0.00            7,479,501.39                0.00                 0.00
July 25, 2013........             0.00            7,068,994.22                0.00                 0.00
August 25, 2013......             0.00            6,661,248.20                0.00                 0.00
September 25, 2013...             0.00            6,256,244.50                0.00                 0.00
October 25, 2013.....             0.00            5,853,963.44                0.00                 0.00
November 25, 2013....             0.00            5,454,384.56                0.00                 0.00
December 25, 2013....             0.00            5,057,486.65                0.00                 0.00
January 25, 2014 ....             0.00            4,663,247.79                0.00                 0.00
February 25, 2014....             0.00            4,271,645.40                0.00                 0.00
March 25, 2014.......             0.00            3,882,656.25                0.00                 0.00
April 25, 2014.......             0.00            3,496,256.50                0.00                 0.00
May 25, 2014.........             0.00            3,112,421.76                0.00                 0.00
June 25, 2014........             0.00            2,731,127.08                0.00                 0.00
July 25, 2014........             0.00            2,352,346.99                0.00                 0.00
August 25, 2014......             0.00            1,976,055.58                0.00                 0.00
September 25, 2014...             0.00            1,602,226.44                0.00                 0.00
October 25, 2014.....             0.00            1,230,832.76                0.00                 0.00
November 25, 2014....             0.00              861,847.32                0.00                 0.00
December 25, 2014....             0.00              495,242.52                0.00                 0.00
January 25, 2015.....             0.00              130,990.41                0.00                 0.00
February 25, 2015 and
thereafter...........             0.00                    0.00                0.00                 0.00